Control Number : 15103521

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

NAME CHANGE

I, **Brad Raffensperger**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

TMPOS, INC.
a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 01/17/2022 changing its name to

Yotta Global., Inc
a Domestic Profit Corporation

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on 01/28/2022.

Brad Raffensperger
Secretary of State

ARTICLES OF AMENDMENT

Electronically Filed
Secretary of State
Filing Date: 1/17/2022 9:20:21 AM

Article 1

Business Name	: TMPOS, INC.
Control Number	: 15103521

Article 2

The entity hereby adopts an amendment to change its name to the following new business name:

New Business Name	: Yotta Global., Inc
Effective Date	: 01/17/2022

Article 3

The date of the adoption of the amendment was: 01/14/2022

Article 3

The amendment was duly adopted by the following method :
The amendment was adopted by the board of directors without shareholder action as shareholder action was not required.

Article 4

The date of the adoption of the amendment was: 01/14/2022

Article 5

The undersigned does hereby certify that a request for publication of a notice of the filing of articles of amendment to change the corporation's name along with the publication fee of $40.00 has been forwarded to the legal organ of the county of the registered office as required by O.C.G.A. 14-2-1006.1.

Authorizer Information

Authorizer Signature : Sang Lee **Authorizer Title :** Officer

Control Number : 15103521

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

NAME CHANGE

I, **Brad Raffensperger**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

Yotta Global., Inc
a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 01/28/2022 changing its name to

YOTTA GLOBAL, INC.
a Domestic Profit Corporation

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on 02/03/2022.

Brad Raffensperger

Brad Raffensperger
Secretary of State

ARTICLES OF AMENDMENT

Electronically Filed
Secretary of State
Filing Date: 1/28/2022 12:46:51 PM

Article 1

Business Name	: Yotta Global., Inc
Control Number	: 15103521

Article 2

The entity hereby adopts an amendment to change its name to the following new business name:

New Business Name	: YOTTA GLOBAL, INC.
Effective Date	: 01/28/2022

Article 3

The date of the adoption of the amendment was: 01/28/2022

Article 3

The amendment was duly adopted by the following method :
The amendment was adopted by the board of directors without shareholder action as shareholder action was not required.

Article 4

The date of the adoption of the amendment was: 01/28/2022

Article 5

The undersigned does hereby certify that a request for publication of a notice of the filing of articles of amendment to change the corporation's name along with the publication fee of $40.00 has been forwarded to the legal organ of the county of the registered office as required by O.C.G.A. 14-2-1006.1.

Authorizer Information

Authorizer Signature : SANG LEE **Authorizer Title :** Officer